Exhibit 10.1

AMENDMENT NO. 1 TO IRREVOCABLE PRE-ACCEPTANCE OF CONTEMPLATED EXCHANGE OFFER

To:	Transocean Ltd.
Turmstrasse 30
CH-6300 Zug
Switzerland

Reference is made to that certain Irrevocable Pre-acceptance of Contemplated Exchange Offer, dated August [__], 2017 (the “Pre-acceptance”), between Transocean Ltd. and the undersigned.  Capitalized terms used in this Amendment No. 1 To Irrevocable Pre-Acceptance Of Contemplated Exchange Offer (this “Amendment”) that are not otherwise defined in this Amendment have the respective meanings as ascribed thereto in the Pre-acceptance.

As requested by the Offeror, as a condition to the Offeror making the Offer, I, the undersigned, hereby agree as follows:

1.	The Pre-acceptance shall be amended as follows:
(a)

Appendix 1 under the item “Completion Conditions” is hereby amended such that “September 17, 2017” in each of (A) the introductory first paragraph and (B) no. 12 is hereby replaced with “September 27, 2017”.

2.	I have full power and authority to enter into this Amendment.
3.

Except as expressly amended hereby, the provisions of the Pre-acceptance are and will remain in full force and effect and, except as expressly provided herein, nothing in this Amendment will be construed as a waiver of any of the rights or obligations of the parties under the Pre-acceptance. All references to “this Undertaking” and other similar words contained in the Pre-acceptance shall be deemed to refer to the Undertaking, as amended by this Amendment.

4.

This Amendment is governed by, and shall be construed in accordance with the law of Norway. Any legal dispute arising in relation to this Amendment shall be exclusively resolved by arbitration under the Norwegian Arbitration Act. The language for all documentation and proceedings related to the arbitration and for the arbitral award shall be English. The dispute, the arbitration proceedings and the arbitral award shall be confidential. Each party shall nominate one arbitrator, and the two arbitrators nominated by the parties shall within 15 days after the appointment of the second arbitrator agree upon a third arbitrator who shall act as Chair of the Tribunal.  If no agreement is reached within such 15 day period, the Chief Justice of the Borgarting Court of Appeals shall nominate and appoint a third arbitrator to act as Chair of the Tribunal.

[Signature page follows.]

Place: ________________	Date: ________________	Signature*:______________________ Shareholder Name:________________ Signatory Name in block letters: _________________________ Title (if applicable):___________________

* If signed pursuant to an authorisation, the appropriate evidence of authority must be attached.

Accepted on behalf of Transocean Ltd.:

Place: ________________	Date: ________________	Signature*:______________________ Signatory Name in block letters: _________________________ Title: